Exhibit 99.1

2901 Butterfield Road Oak Brook, IL 60523 www.inlandwestern.com

FOR IMMEDIATE RELEASE

Contact:	Steve Grimes, Chief Executive Officer, Inland Western Retail Real Estate Trust, Inc.
(630) 218-8000 ext. 7241 or grimes@inland-western.com
Dennis Holland, General Counsel, Inland Western Retail Real Estate Trust, Inc.
(630) 218-8000 ext. 2861 or holland@inland-western.com

Inland Western Retail Real Estate Trust, Inc. Announces Filing of

Registration Statement for Proposed Public Offering

OAK BROOK, Ill., Feb. 14, 2011 – Inland Western Retail Real Estate Trust, Inc. (“Inland Western”) today filed a registration statement on Form S-11 with the Securities and Exchange Commission (“SEC”) regarding a proposed public offering of its common stock.

Inland Western intends to list its common stock on the New York Stock Exchange under the symbol “IWST.”  The joint book-running managers for the proposed offering are, in alphabetical order: Citi; Deutsche Bank Securities; J.P. Morgan and KeyBanc Capital Markets.

The offering will be made only by means of a prospectus. Copies of the preliminary prospectus for the offering, when available, may be obtained by contacting: Citigroup Global Markets Inc., Attention: Prospectus Department, Brooklyn Army Terminal, 140 East 58th Street, 8th Floor, Brooklyn, NY 11220, telephone: (800) 831-9146, email: BATProspectusdept@citi.com; Deutsche Bank Securities Inc., Attention: Prospectus Department, Harborside Financial Center, 100 Plaza One, Jersey City, NJ 07311-3988, or by calling (800) 503-4611, or by e-mail at prospectus.cpdg@db.com or J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone (866) 803-9204.

A registration statement relating to these securities has been filed with the SEC, but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state of jurisdiction.

About Inland Western Retail Real Estate Trust, Inc.

Inland Western is a fully integrated, self administered and self-managed real estate company that owns and operates high quality, strategically located shopping centers across 37 states. Inland Western is one of the largest owners and operators of shopping centers in the United States.

2901 Butterfield Road Oak Brook, IL 60523 www.inlandwestern.com

Forward-Looking Statements

The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “goal,” “initiative,” “likely,” “anticipate,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors, including those detailed in the sections of the Company’s filings with the SEC.  Inland Western does not undertake any duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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